Exhibit 4.4

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       NUMBER                                                                                  SHARES
       ------                         [LOGO of K HOVNANIAN COMPANIES]                          ------
A_________________                                                                ____________________________________

CLASS A COMMON STOCK       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   CUSIP 442487 20 3
                                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS
                                     Hovnanian Enterprises, Inc.
                                                                                  THIS CERTIFICATE IS TRANSFERABLE IN CANTON,
                                                                                  MA, JERSEY CITY, NJ, OR NEW YORK, NY
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THIS IS TO CERTIFY that

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Is the owner of

         FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE CLASS A COMMON STOCK OF Hovnanian Enterprises, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate, and the shares represented hereby, are issued and shall be subject to all of the provisions of the Certificate of Incorporation and of the amendments thereof, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless courtersigned and registered by the Transfer Agent and Registrar.

               IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and a facsimile of its corporate seal to be hereunto imprinted.

         Dated   ___________________________

         Attest:  ___________________________  By  ____________________________


[CORPORATE SEAL]

 Secretary  ___________________________       Chairman  _______________________



COUNTERSIGNED AND REGISTERED
         EquiServe Trust Company, N.A       TRANSFER AGENT
                                              AND REGISTRAR

BY  ________________________________
                                            AUTHORIZED OFFICER


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         The Company will furnish to any stockholder, upon request to its principal office or to any of its transfer offices and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Company, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM   --as tenants in common       UNIF GIFT MIN ACT--  .....Custodian......
                                                            (Cust)       (Minor)
TEN ENT   --as tenants by the entireties          under Uniform Gifts to Minors
                                                  Act..........................
JT TEN    --as joint tenants with right                  (State)
               of survivorship and not as
               tenants in common

         Additional abbreviations may also be used though not in the above list.


For value received, ......................hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

................................................................................

................................................................................

......................................................................... Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.............................................

................................................................................
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.


Dated:....................................

................................................................................


         NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.